PAINEWEBBER U.S. GOVERNMENT INCOME FUND
       PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
             PAINEWEBBER INVESTMENT GRADE INCOME FUND
                   PAINEWEBBER HIGH INCOME FUND
                 PAINEWEBBER STRATEGIC INCOME FUND

 SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2000

                                                                October 10, 2000
Dear Investor,

      The board of trustees for each of PaineWebber U.S. Government Income Fund, PaineWebber Investment Grade Income Fund, PaineWebber High Income Fund and PaineWebber Strategic Income Fund has approved new investment management arrangements for the fund and related investment strategy changes that became effective on October 10, 2000 pursuant to a new Interim Investment Management and Administration Agreement between each fund and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Interim Sub-Advisory Contracts between Mitchell Hutchins and unaffiliated sub-advisers.

      As a result of these new investment management arrangements, the funds' Statement of Additional Information ("SAI") is revised as follows:

THE SECOND PARAGRAPH OF THE COVER PAGE IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") serves as the investment manager (or investment adviser) and administrator for each fund. As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares. Mitchell Hutchins has appointed unaffiliated investment advisers to serve as sub-advisers for each fund's investments (each a "sub-adviser"). Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser for U.S. Government Income Fund, Low Duration Fund and Strategic Income Fund. Metropolitan West Asset Management, LLC ("MWAM") serves as sub-adviser for Investment Grade Income Fund. Massachusetts Financial Services Company ("MFS") serves as sub-adviser for High Income Fund.

THE NAME "MITCHELL HUTCHINS" AND THE PHRASE "MITCHELL HUTCHINS (FOR LOW DURATION FUND THE SUB-ADVISER)" IN THE SECTIONS CAPTIONED "THE FUNDS AND THEIR INVESTMENT POLICIES," "THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS," "STRATEGIES USING DERIVATIVE INSTRUMENTS" AND "PORTFOLIO TRANSACTIONS" IS REPLACED BY THE PHRASE "THE SUB-ADVISER" OR "THE APPLICABLE SUB-ADVISER," AS THE CONTEXT REQUIRES, EXCEPT IN THE SECTION CAPTIONED "LENDING OF PORTFOLIO SECURITIES" ON
P. 22.

THE FIRST PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS" ON P. 44 IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

            INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator for Low Duration Fund and as the investment manager and administrator for each of the other four funds pursuant to separate contracts (each


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            an "Advisory Contract") with each Trust. Under the
            applicable Advisory Contracts, Strategic Income Fund pays Mitchell Hutchins an annual fee of 0.75% of its average daily net assets, and each of the other four funds pays Mitchell Hutchins an annual fee of 0.50% of its average daily net assets. All fees paid under the Advisory Contracts are computed daily and paid monthly.

THE THIRD PARAGRAPH IN THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS" ON P. 44 IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

            Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

            The Advisory Contract for Low Duration Fund terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of a majority of the fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Trust. The current Advisory Contract for each of the other four funds is an Interim Investment Management and Administration Contract that may be terminated without penalty on 10 days' written notice to Mitchell Hutchins by the board of the fund or by vote of a majority of the outstanding voting securities of the fund and will terminate 150 days after October 10, 2000 (on March 9, 2001) unless it has by then been approved by a majority of the outstanding voting securities of the fund.

THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS -- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS" ON P. 45 IS REVISED BY REPLACING THE SECOND FULL PARAGRAPH IN ITS ENTIRETY WITH THE
FOLLOWING:

            The Advisory Contract for Low Duration Fund authorizes Mitchell Hutchins to retain one or more sub-advisers but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate sub-advisory contract with PIMCO ("Sub-Advisory Contract") pursuant to which PIMCO serves as sub-adviser for Low Duration Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the fund) pays PIMCO a fee at the annual rate of 0.25% of the fund's average daily net assets. For the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, Mitchell Hutchins paid or accrued sub-advisory fees to PIMCO of $341,583, $354,120 and 409,808, respectively.

            PIMCO, a Delaware limited liability company, is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors' sole general partner is Pacific-Allianz Partners LLC. Pacific-Allianz Partners LLC is a Delaware limited liability company with two members, Allianz GP Sub LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. Allianz GP Sub LLC is a wholly owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company.

            On May 5, 2000, the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of


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            October 31, 1999 ("Implementation Agreement"), as
            amended March 3, 2000 with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners, LLC, PIMCO Holding LLC, PIMCO Partners G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer.

            In connection with the closing, Allianz of America entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life.

            Allianz AG, the parent of Allianz of America, is a publicly traded German company which, together with its subsidiaries, comprises the world's second largest insurance company as measured by premium income. Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. As of June 30, 2000, the Allianz Group (including PIMCO) had assets under management of more than $650 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums.

            Significant institutional shareholders of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereingsbank. BNP Paribas, Credit Lyonnais, Munich Reinsurance, HypoVereingsbank, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be owned or controlled by or affiliated with these entities, such as DB Alex. Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemptive order or other relief, the funds sub-advised by PIMCO (Low Duration Fund, U.S. Government Fund and Strategic Income Fund) are precluded from effecting principal transactions with the Affiliated Brokers and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the funds, the funds' ability to take advantage of market opportunities, or the funds' overall performance.

THE SECTION CAPTIONED "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS-- INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS" ON PP. 44-46 IS REVISED BY ADDING THE FOLLOWING NEW PARAGRAPHS AT THE END:

            The Advisory Contracts for each of the other four funds also authorize Mitchell Hutchins to retain one or more sub-advisers for the management of the fund's


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            investment portfolio. Mitchell Hutchins has entered
            into interim sub-advisory contracts, effective October 10, 2000 (each an "Interim Sub-Advisory Contract"), under which sub-advisers manage each fund's assets. Prior to October 10, 2000, Mitchell Hutchins managed each fund's assets.

            Pursuant to separate Interim Sub-Advisory Contracts, PIMCO serves as sub-adviser to each of U.S. Government Income Fund and Strategic Income Fund. Under these Interim Sub-Advisory Contracts, Mitchell Hutchins (not the funds) is obligated to pay PIMCO for its services a fee at the annual rate of 0.225% of the average daily net assets of U.S. Government Income Fund and 0.25% of the average daily net assets of Strategic Income Fund. Information about controlling persons of PIMCO and related matters is set forth above in connection with the sub-advisory contract between Mitchell Hutchins and PIMCO with respect to Low Duration Fund.

            Pursuant to an Interim Sub-Advisory Contract, MWAM serves as sub-adviser to Investment Grade Income Fund, and Mitchell Hutchins (not the fund) is obligated to pay MWAM for its services a fee at the annual rate of 0.20% of the fund's average daily net assets up to and including $200 million and 0.12% of the fund's average daily net assets above $200 million. MWAM is majority-owned by its key employees, with an approximately 40% minority ownership held by Metropolitan West Financial, Inc., a registered investment adviser.

            Pursuant to an Interim Sub-Advisory Contract, MFS serves as sub-adviser to High Income Fund, and Mitchell Hutchins (not the fund) is obligated to pay MFS for its services a fee at the annual rate of 0.45% of the fund's average daily net assets. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc.

            Under an Interim Sub-Advisory Contract, the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Trust or fund, its shareholders or Mitchell Hutchins in connection with the Interim Sub-Advisory Contract, except any loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Interim Sub-Advisory Contract.

            Each Interim Sub-Advisory Contract terminates automatically 150 days after October 10, 2000 (on March 9, 2001) and is terminable at any time without penalty on 10 days' written notice by the board of the applicable Trust or by vote of a majority of the applicable fund's outstanding voting securities and by the sub-adviser on 60 days' written notice to Mitchell Hutchins. An Interim Sub-Advisory Contract may be terminated by Mitchell Hutchins (1) upon material breach by the sub-adviser of its representations and warranties, which breach shall not be cured within a 20 day period after notice of such breach; or (2) if the sub-adviser becomes unable to discharge its duties and obligations under the Interim Sub-Advisory Contract.


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